Exhibit 21
                                                                      ----------
                     Subsidiaries of The Marcus Corporation
                               as of May 29, 2003


The Marcus Corporation owns all of the stock of the following companies:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       B&G Realty, Inc.                                                      Wisconsin
       Baymont Inns, Inc.                                                    Wisconsin
       First American Finance Corporation                                    Wisconsin
       Marcus Hotels, Inc.                                                   Wisconsin
       Marcus Restaurants, Inc.                                              Wisconsin
       Marcus Theatres Corporation                                           Wisconsin
       Woodfield Suites, Inc.                                                Wisconsin

B&G Realty, Inc. is the sole member of the following limited liability company:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Rush Ontario, LLC                                                     Delaware

Baymont Inns, Inc. owns all of the stock of the following companies:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Baymont Franchises International, Inc.                                Wisconsin
       Baymont Inns Hospitality Corporation                                  Wisconsin
       Baymont Partners, Inc.                                                Wisconsin

Marcus Hotels, Inc. owns all of the equity in the following entities:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Grand Geneva LLC                                                      Wisconsin
       Marcus Hotel Partners, Inc.                                           Wisconsin
       Marcus Hotels Associates, Inc.                                        Wisconsin
       Marcus Hotels Hospitality, LLC                                        Wisconsin
       Marcus Hotels of California, Inc.                                     California
       Marcus Northstar, Inc.                                                Minnesota
       Marcus Vacation Club, Inc.                                            Wisconsin
       Milwaukee City Center, LLC                                            Wisconsin
       Pfister, LLC                                                          Wisconsin
       Resort California, LLC                                                Delaware
       Resort Missouri, LLC                                                  Delaware

Marcus Restaurants, Inc. owns all of the stock of the following companies:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Cafe Refreshments, Inc.                                               Wisconsin
       Captains-Kenosha, Inc.                                                Wisconsin
       Colony Inns Restaurant Corporation                                    Wisconsin
       Marc's Carryout Corporation                                           Wisconsin
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

Marcus Theatres Corporation owns all of the equity in the following entities:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Family Entertainment, LLC                                             Wisconsin
       Marcus Cinemas of Minnesota and Illinois, Inc.                        Illinois
       Marcus Cinemas of Ohio, LLC                                           Wisconsin

Marcus  Theatres  Corporation  and Marcus  Cinemas of Minnesota and Illinois,  Inc. own all of the equity in the following entity:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Marcus Cinemas of Wisconsin, LLC                                      Wisconsin

Woodfield Suites, Inc. owns all of the stock of the following companies:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Woodfield Suites Franchises International, Inc.                       Wisconsin
       Woodfield Suites Hospitality Corporation                              Wisconsin

Woodfield Suites Hospitality Corporation owns all of the stock of the following companies:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Woodfield Refreshments, Inc.                                          Wisconsin
       Woodfield Refreshments of Colorado, Inc.                              Colorado
       Woodfield Refreshments of Ohio, Inc.                                  Ohio

Woodfield Refreshments, Inc. owns all of the stock of the following company:
       Name                                                                  State of Organization
       ---------------------------------------------------------------       -----------------------------

       Woodfield Refreshments of Texas, Inc.                                 Texas
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